American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2000 * TARGET 2005 * TARGET 2010
TARGET 2015 * TARGET 2020 * TARGET 2025

Supplement dated September 19, 2000 * Prospectus dated February 1, 2000

The following replaces the Fund Liquidation paragraph on page 17 of the Investor
Class prospectus and page 15 of the Advisor Class prospectus.

FUND LIQUIDATION

During a fund's target maturity year, the Board of Trustees will adopt a plan of liquidation that specifies the last day investors can open a new account, the last day the fund will accept new investments from existing shareholders, and the liquidation date of the fund. During the fund's target maturity year, you will be asked how you want your shares liquidated. You can choose one of the following

* cash
* shares of another American Century mutual fund

TARGET 2000 LIQUIDATION

The Board of Trustees has approved a plan of liquidation for the Target 2000
Fund (the "Fund"). Under the plan, the last day investors can open a new account will be October 1, 2000; the last day the Fund will accept new investments from existing shareholders will be November 1, 2000; and the liquidation date of the Fund will be December 15, 2000.

If you do not tell us how you want to receive your liquidation proceeds by
November 30, 2000, your money will be exchanged for shares of Capital
Preservation, an American Century Treasury money market fund. For additional information, please call us at

* 1-800-345-2021 for Investor Class shares
* 1-800-345-3533 for Advisor Class shares

SH-SPL-22326   0009